UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2023

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On February 1, 2023, Applied UV, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Initial 8-K") to report among other things the closing of two acquisitions, which was subsequently amended on February 2, 2023 (the “Initial Amended 8-K”). This amendment to the Initial Amended 8-K (“Amendment No. 2”) amends Item 9.01 of the Initial Amended 8-K to provide the information required by Item 9.01(a) and specify that the information required by Item 9.01(b) would be filed by amendment to this Amendment No. 2 within 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Combined financial statements of PURO Lighting, LLC and LED Supply Co. LLC for the years ended December 31, 2021 and December 31, 2020, and the notes related thereto, and unaudited combined financial statements of  PURO Lighting, LLC and LED Supply Co. LLC for the nine month period ended September 30, 2022, are attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(a).

(b) Pro forma financial information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 of the Initial 8-K, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Exhibits.

Exhibit Number	Description
99.1	Audited combined financial statements of PURO Lighting, LLC and LED Supply Co. LLC for the fiscal years ended December 31, 2021 and 2020, and the notes related thereto, and unaudited combined financial statements of PURO Lighting, LLC and LED Supply Co. LLC for the nine month period ended September 30, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED UV, INC.

Date: February 13, 2023	By:	/s/Michael Riccio
Michael Riccio
Chief Financial Officer

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